UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

[Missing Graphic Reference]

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 24, 2010

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MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N49 W13650 Campbell Drive Menomonee Falls, WI		53051
(Address of Principal Executive Offices)		(Zip Code)

(262) 783-3500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On May 24, 2010, Magnetek, Inc. (the “Company”) held a special meeting of the stockholders at the Company’s corporate offices in Menomonee Falls, Wisconsin.  The purpose of the special meeting of the stockholders was to consider and vote upon a proposed amendment to Magnetek’s Restated Certificate of Incorporation to effect a reverse stock split of its common stock at any whole number ratio between 1-for-2 and 1-for-10, with the final decision whether to proceed with the reverse stock split and the exact ratio and timing of the reverse stock split to be determined by the Board of Directors, in its discretion, following stockholder approval, but not later than December 31, 2010.  The proposal and form of amendment is described in detail and reflected in the Company’s proxy statement filed with the Securities and Exchange Commission on Schedule 14A on May 3, 2010.

At the special meeting of stockholders of Magnetek the matter voted upon and the number of votes cast for or against, as well as the number of abstentions as to such matter were as stated below:

Approval of a Proposed Amendment to Magnetek’s Restated Certificate of Incorporation

For	Against	Abstain
18,376,538	4,108,503	87,953

Item 8.01 – Other Events

On May 26, 2010, the New York Stock Exchange (“NYSE”) notified Magnetek, Inc. that the Company had regained compliance with the NYSE’s quantitative continued listing standards. The notice stated that the decision resulted from the Company’s achievement of compliance with the NYSE’s minimum market capitalization requirement.

As previously reported, the Company had received a letter of noncompliance from the NYSE in November 2008 notifying the Company that it did not satisfy the NYSE’s continued listing standards in terms of both stockholders’ equity and market capitalization requirements.

In connection with the foregoing Item 5.07 and Item 8.01, the Company issued a press release, a copy of which is attached to this Current Report as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits.

The following exhibit shall be deemed to be furnished and not filed.

(d)           Exhibits

Exhibit No.	Description

99.1	Magnetek, Inc. Press Release dated May 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNETEK, INC.

Date: May 27, 2010	By:	/s/ Marty J. Schwenner
Marty J. Schwenner
Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Magnetek, Inc. Press Release dated May 27, 2010, entitled “Magnetek Regains Compliance with NYSE Listing Standards and Announces Results of Stockholder Vote”